Exhibit 99.1

2010 Third Quarter Investor Handout August 16, 2010

Table of Contents Overview Discussion 4Quarterly Financial Review 36 Quarterly performance highlights 37 Pre-tax, pre-provision income 39 Significant items impacting comparisons 40 Income Statement 41 Net interest margin 42 Noninterest income 45 Noninterest expense 47 Operating leverage / efficiency ratio 49Balance Sheet 51Investment Securities 54Loan Portfolio Overview 61 Credit exposure composition 62 Loan & lease trends 65 Commercial loans 66 Risk grade distribution 68 Commercial & industrial 72 Commercial real estate 86 CRE core / noncore 100 Consumer loans and leases 108 Automobile loans and leases 113 Home equity loans and lines 119 Residential mortgages 127 Other consumer loans 135Credit Quality Review 137 Credit quality trends overview 138 Net charge-offs 139 Nonaccrual & nonperforming assets 142 Accruing restructured loans 146 Allowance for credit losses 147Non-Franklin Reconciliations 148Deposits & Other Funding 158 Deposit trends 160 Other funding 162Capital 163Franchise 167Organization 171Business Segment Summary 177Safer Harbor Disclosures 186 2

Overview Discussion

Earnings Performance Assessment

- **Return to profitability**
  - 1Q10 – $39.7 MM reported net income $0.01 EPS
    - Included $38.2 MM, or $0.05 EPS, net tax benefit
  - 2Q10 – $48.8 MM reported net income $0.03 EPS
    - Included $(75.5) MM, or $0.07 EPS, negative impact from Franklin loans transferred to held for sale
- **Pre-tax, pre-provision income growing**
  - 6 consecutive quarterly improvements
  - 2Q10 – $270.5 MM, up 7% LQ and 18% YOY
  - PTPP earnings power is expanding; i.e., more return per dollar assets deployed
  - Implies 1.10%-1.20% ROA in normalized credit environment

(1) See *Basis of Presentation* for definition, as well as reconciliation on slide #39

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(CHART) Pre-Tax, Pre-Provision Income (1) 5 ($MM) (CHART) (1) See Basis of Presentation for definition, as well as reconciliation on slide #39(2) Annualized PTPP Earnings Power (2) +15% +2% +3% +2% +4% +7%

Pre-Tax, Pre-Provision Earnings Power 6 Sensitivity Analysis on $270 MM

Balance Sheet Assessment

- **Liquidity position is strong**
  - $9.9 billion in cash and investment securities
- **Loan growth is emerging**
  - Auto loan growth is strong
  - Residential mortgages up slightly
  - Core C&I up slightly
- **Funding is balanced**
  - Strong growth of low-cost core deposits
  - 93% loan-to-deposit ratio

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Loan and Lease Trends Linked Quarter 8

Total Core Deposit Trends 9

Net Interest Income Trends

Net Interest Margin

- Positives
  - Roll-off of higher priced CDs
  - Mix shift to lower cost deposits
  - Loan pricing opportunities
  - Positioning for higher interest rates
- Negatives
  - Growth in low-margin investments securities vs. loans as excess deposit cash flows are redeployed
  - Flattening yield curve

Earning Assets

- Loans
  - Opportunities: C&I, small business, and auto
  - Challenges: CRE, home equity, residential mortgage
- Investment securities
  - Expected to increase until loan demand is stronger

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(CHART) (CHART) Change 2Q10 vs. 1Q10:Deposit mix & pricing 15 bpsFranklin related (6)Asset /liability mgmt. strategies (6) Day count & other (4) Total change (1) bps Net Interest Income & Margin (1) ($MM) 11 (1) Fully-taxable equivalent basis Net Interest Margin (FTE) Net Interest Income (FTE)

(CHART) (CHART) Deposits ($B) 12 Deposit Mix CD Maturities & Avg. Rate on Maturities

Fee Income Trends Drivers of GrowthTrust incomeBrokerage incomeTreasury managementChallengesMortgage banking incomeDeposit service charge outlook (Reg E)Electronic service charges (Interchange fee income) 13

Noninterest Income Trends 14 Linked Quarter

Impact of Regulatory Changes

Implementation of Reg E

- ~$90 MM of annual personal NSF/OD service charges impacted
- Mitigate impact via opt-in outreach and other strategies
  - Very proactive outreach efforts began in early April
  - Opt-in results to date are surpassing expectations and are higher than most peers
  - 20% opt-in to date for all customers, with a nearly 50% opt-in rate for those customers that use this service most often

Dodd-Frank Act

- Interchange Fee Legislation
  - ~$90 MM of annual debit card transaction fee income could be impacted
  - Most of our transactions are "signature" based
  - Timing of final specific regulation is uncertain so it's too early to estimate any impact

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Noninterest Expense Trends

Investments in Growth

- Retail and Business Banking
- Commercial Banking
- Private Financial Group
- Technology
- Marketing

Opportunities for Reductions

- Collection expense
- ORE and foreclosure expense
- Sourcing initiatives

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Noninterest Expense Trends Linked Quarter 17

Credit Quality Assessment Loan Portfolio Significantly De-RiskedCommercial "criticized" loans trending downTotal criticized 2Q10 (11)% 1Q10 (7)% New criticized 2Q10 (8)% 1Q10 (68)%Delinquencies trending downTotal commercial 30+ DPD 2Q10 0.95% +4 bp 1Q10 0.91% (9) bpTotal consumer 30+ DPD 2Q10 3.04% (23) bp 1Q10 3.27% (35) bpCharge-offs peaked in 2009Commercial NCOs trending down 2Q10 2.85% (37) bp 1Q10 3.22% (378) bpConsumer NCOs are stabilized excluding 2Q10 Franklin-related with run rates well below industry averages and consistent with expectationsNonperforming assets trending downTotal NPAs 2Q10 (17)% 1Q10 (7)% New NPAs 2Q10 (28)% 1Q10 (52)%Reserves remain strong3.90% period-end allowance for credit losses (ACL)120% ACL coverage of NALs 18

(CHART) Provision, NCO, and ACL 19 ($MM) (1) NCO % annualizedEnd of period (CHART) $0.17PS $0.59 PS $0.52 PS $0.81 PS $0.21 PS Allowance for Credit Losses vs.NALs (2) Loan Loss Provision vs.Net Charge-offs (1)

(CHART) Relative Performance - LLR Ratios (1) (1) Period end; Exclude Franklin 20

(CHART) Relative Performance - NAL/NPL Coverage (1) 21 (1) Period end; Exclude Franklin

Capital Assessment Solid capital12.51% and 14.79% Tier 1 and Total risk-based capital ratios, respectively... $2.8 billion and $2.0 billion, respectively, above "well capitalized" thresholds6.12% tangible common equity ratio, up 16 bps7.06% Tier 1 common risk-based capital ratio, up 51 bpsGenerating capital organically$362.5 MM of contingent capital in convertible preferred stock 22

Capital (1) 2Q10 1Q10 4Q09 3Q09 2Q09 Total risk-weighted assets ($B) $42.5 $42.5 $43.2 $44.1 $45.5 Tier 1 leverage 10.45% 10.05% 10.09% 11.30% 10.62% Tier 1 risk-based capital 12.51 11.97 12.03 13.04 11.85 Total risk-based capital 14.79 14.28 14.41 16.23 14.94 Tangible common equity/assets 6.12 5.96 5.92 6.46 5.68 Tangible equity/assets 9.43 9.26 9.24 9.71 8.99 Tier 1 common risk-based capital ratio 7.06 6.53 6.69 7.82 6.80 Double leverage (2) 76 75 68 71 74 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 23

(CHART) Capital Analysis - 6/30/10 24 (CHART) 6.0% (1) 10.0% (1) Source: SNL, Company reports. (1) Regulatory "well-capitalized" threshold (2) Repaid TARP Regulatory Total Regulatory Tier 1

(CHART) Capital Analysis - 6/30/10 25 (CHART) Source: SNL, Company reports. (1) Includes impact of convertible preferred (2) Repaid TARP Tier 1 Common Risk-Based Tangible Common Equity

TARP Repayment

Better positioned for repayment

- Strong balance sheet liquidity
- Current regulatory capital in excess of existing "well capitalized" thresholds
- Returned to generating capital internally

Factors for consideration before repayment

- Consistent demonstrated profitable performance with growth in earnings
- Evidence of a sustained economic recovery
- Clarity regarding new regulatory capital thresholds

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Impact of Regulatory Changes Dodd-Frank ActTrust Preferred Capital Legislation$570 MM of trust preferred securities~1.34% potential impact to regulatory Tier 1 capital3-year phase in period beginning on 1/1/13 provides time to strategize around new legislation 27

Staged Strategic Plan Implementation

The strategic plan will be executed in logical stages

2009

Lay the Foundation

- Capital and liquidity
- Organizational changes
- Build management depth
- Credit and risk management

2010

Optimize Current Franchise

- Cross-sell / share of wallet
- Profitability / pricing
- Invest in capabilities

2011

Invest in the Core

- Build out sales forces, channels, and products
- Leverage the "successes"

Selective M&A – as opportunities arise

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A Comprehensive, Integrated Strategy

Opportunities

1	2	3	4	5
Cross-Sell and Share of Wallet Profitability	**Targeted Expansion and Investments**	**Optimized Balance Sheet and Profitability**	**Strong Credit and Risk Management**	**Opportunistic M & A**
▪ Greater customer share-of-wallet and profitability ▪ Primary bank – what we measure and reward	▪ Sales management and capacity ▪ Distribution / channels ▪ Brand investment	▪ Move away from thrift-like balance sheet of CRE and CDs ▪ Improved deposit and loan spreads	▪ De-risked balance sheet ▪ Enhanced oversight and governance	▪ In footprint ▪ Core strategy not dependent on acquisitions

Performance Drivers

- **Shared accountability, performance evaluations, and incentives**
- **Integrated sales / service model across all segments**
- **Alignment of common metrics / incentives**
- **Enterprise-wide "Know the Customer" information and sales systems**

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Positioning for Growth

2Q10 Highlights

- Hired / appointed new key executives in revenue generating businesses
  - Commercial Banking – Central Ohio, Cleveland, Equipment Finance
  - PFG – Huntington Asset Services, Huntington Insurance, Dayton trust and private banking team
- Expanded / upgraded distribution
  - Retail and Business Banking – Launched Huntington rebranding and office refurbishment and initiated in-store and retirement center expansion
  - PFG – New offices – Wheeling (WV), Columbus Family office
- Launched sales force referral automation – MAX
- Kicked-off strategic plan refresh for 2011 – 2013

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2Q10 Transfer of Franklin Loans to Held for Sale

Description

- Transferred $397.7 MM of loans to held for sale
- Established value at $323.4 MM
  - $75.5 MM of charge-offs
  - $75.5 MM of provision expense ($0.07 per share)
- On July 20, we sold $274 MM of the residential mortgages

Rationale

- Moves our credit metrics toward top quartile performance
- Renewed buyer interest in distressed debt
- Economic outlook today is more uncertain than 3 months ago
- Concerns that the expiration of the home purchase tax credit and that increased GSE foreclosures could further dampen residential real estate values
- Earnings accretive based on reinvestment of sales proceeds and elimination of portfolio servicing and other related costs

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Transfer of Franklin Loans to Held for Sale 32

2010 Second Half Expectations

- Economy remains relatively unchanged / borrower confidence remains low
- No significant change in interest rates
- Pre-tax, pre-provision income in-line with reported 2Q performance
  - Net interest margin that approximates 1H10 performance
  - Modest loan growth… modest C&I loan growth and strong automobile loan growth, partially offset by CRE decline… home equity and residential mortgages flattish
  - Strong demand deposit and savings account balance growth
  - Fee income mixed… growth from strategic initiatives mitigated by lower mortgage banking and implementation of Reg E
  - Noninterest expense stable… growth from strategic initiatives mitigated by lower credit-related expenses, including Franklin-related servicing and other
- Credit quality trends remain positive
  - NPAs and NCOs continue to decline
  - Provision for credit losses consistent with 2Q10 performance excluding Franklin impact

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2010 Objectives Grow revenue and profitabilityImprove cross sell and share-of-wallet profitability across all business segmentsGrow key fee businesses... existing and newLower NCOs and NPAsReduce CRE "noncore" exposureContinue to explore opportunities to further de-risk the balance sheet 34

Important Messages

- Balance sheet is strong
- Sufficient capital with expectation for sustained internal capital generation
- Substantially improved credit quality performance is positioning us towards top quartile performance
- Underlying earnings and profitability are growing
- Increased opportunities and attention on growing revenue
- Making investments to grow key fee businesses

Moving to a Higher Performance / Execution Level

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Quarterly Financial Review

Quarterly Performance Highlights 2Q10 1Q10 4Q09 3Q09 2Q09 EPS $0.03 $0.01 $(0.56) $(0.33) $(0.40) Pre-tax pre-provision income ($MM) (1) $270.5 $251.8 $242.1 $237.1 $229.3 Net interest margin 3.46% 3.47% 3.19% 3.20% 3.10% Efficiency ratio (2) 59.4% 60.1% 49.0% 61.4% 51.0% Loan & lease growth (3) 1% (1)% (8)% (12)% (18)% Core deposit growth (4) 6% 5% 16% 10% 17% Net charge-off ratio 3.01% 2.58% 4.80% 3.76% 3.43% Net charge-off ratio: non-Franklin (5) 2.17% 2.48% 4.84% 3.85% 3.58% Period End Ratios NPA ratio 4.24% 5.17% 5.57% 6.26% 5.18% ALLL/loans & leases 3.79% 4.00% 4.03% 2.77% 2.38% ACL/loans & leases 3.90% 4.14% 4.16% 2.90% 2.51% Tier 1 risk-based capital ratio 12.51% 11.97% 12.03% 13.04% 11.85% Total risk-based capital ratio 14.79% 14.28% 14.41% 16.23% 14.94% Tangible common equity/assets 6.12% 5.96% 5.92% 6.46% 5.68% 37 (1) See pre-tax pre-provision reconciliation slide #40(2) Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains(3) Linked-quarter annualized average balance growth rate; impacted by loan sales(4) Linked-quarter annualized average balance growth rates (5) See non-Franklin credit metrics reconciliation

Quarterly Earnings 38

Pre-Tax, Pre-Provision Income (1) 39

2010 - 2009 Quarterly 40 Significant Items (1) Impacting Financial Performance Comparisons - Reconciliation

Income Statement

Net Interest Margin - Yields & Rates (CHART) 42 (CHART) Earning Assets Interest Bearing Liabilities Fed Funds Net Interest Margin Loans Investment Securities Earning Asset Yields NIM - Yields & Rates

Earning Assets and Funding Composition (1) (CHART) 43 (1) Average balances (2) Interest bearing liabilities + DDA noninterest bearing (CHART) Funding (2) Earning Asset Composition

(CHART) Managing Interest Rate Risk 44 Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. Net Interest Income at Risk (1) Forward Curve +2%, +1%, & -1% Gradual Change in Rates

Noninterest Income Trends 45 Prior-Year Quarter

Mortgage Banking Income ($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 Origination & secondary marketing $19.8 $13.6 $16.5 $16.5 $31.8 Servicing fees 12.1 12.4 12.3 12.3 12.0 Amortization of capitalized servicing (10.1) (10.1) (10.8) (10.1) (14.4) Other mortgage banking income 3.7 3.2 4.5 4.1 5.4 Sub-total 25.5 19.1 22.4 22.9 34.8 MSR recovery (impairment) (26.2) (5.8) 15.5 (17.3) 46.6 Net trading gains (losses) 46.2 11.7 (13.3) 15.9 (50.5) Total $45.5 $25.0 $24.6 $21.4 $30.8 Investor servicing portfolio (1) ($B) $16.0 $16.0 $16.0 $16.1 $16.2 Weighted average coupon 5.55% 5.61% 5.68% 5.73% 5.78% Originations ($B) $1.2 $0.9 $1.1 $1.0 $1.6 Mortgage servicing rights (1) $179.1 $207.6 $214.6 $201.0 $219.3 MSR % of investor servicing portfolio (1) 1.12% 1.30% 1.34% 1.24% 1.35% (1) End-of-period 46

Noninterest Expense Trends 47 Prior-Year Quarter

Noninterest Expense (CHART) (CHART) ($MM) 48 (1) Excluding goodwill impairment in 1Q09 and 2Q09 of $2,602.7 MM and $4.2 MM, respectively; and 2Q09 and 4Q09 gains on the redemption of debt of $67.4 MM and $73.6 MM, respectively Number of Employees - Full Time Equivalent Noninterest Expense (1)

Operating Leverage & Efficiency Ratio Trends 49

(CHART) Efficiency Ratio (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Ratio Trend slide for a reconciliation between GAAP and adjusted revenue and expenses. (1) 50

Balance Sheet

Balance Sheet - Assets 52

Balance Sheet - Liabilities & Shareholders' Equity 53

Investment Securities

(CHART) (CHART) Investment Securities ($MM) 55 % of Average Earning Assets Average Balance & Yield

Investment Securities Trends (1) Linked Quarter - Average 56 Treasury/Agency debt with weighted average life of < 2 yearsAgency CMOs with weighted average life of 3.5 years

AFS Securities Overview (1) - 6/30/10 57

Investment Securities - Assessment (1) 58 6/30/10OCI - accumulated other comprehensive income; pre-taxOTTI - other-than-temporary impairment Par Value Book Value Market Value OCIAlt-A mortgage backed $135 MM $127 MM $112 MM $(15) MM - Purchased 2006 % to Par Value 83% - 6 securities - senior tranche - 10/1 ARMs or 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validationTrust preferred 298 238 107 (131) - Purchased 2003-2005 % to Par Value 36% - 16 pools with 480 separate issues - 87% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - Cash flow analysis performed quarterly to test for OTTI with third-party validationPrime CMOs 442 427 395 (32) - Purchased 4Q03-4Q07 % to Par Value 89% - 30 securities - Cash flow analysis performed monthly to test for OTTI with third-party validationTotal $875 MM $792 MM $614 MM $(178) MM

(CHART) Available for Sale Securities Mix 6/30/10$8.6 B (1)2.4 Years 12/31/07$4.5 B3.2 Years 12/31/08$4.4 B5.2 Years 12/31/09$8.6 B2.4 Years 59 Excludes $251 million of variable rate demand notes (1)

(CHART) Investment Securities - Credit Quality (1) 60 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation(2) Excludes $251 MM of variable rate demand notes (2)

Total Loan Portfolio Overview

Credit Exposure Composition ($B) 6/30/10 6/30/10 6/30/10 12/31/09 12/31/09 12/31/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 12/31/06 12/31/06 12/31/06 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $12.4 34% $12.9 35% $13.5 33% $13.1 33% $7.8 30 % Commercial real estate 7.2 19 7.7 21 10.1 24 9.2 23 4.5 17 Total commercial 19.6 53 20.6 56 23.6 58 22.3 56 12.4 47 Auto loans 4.7 13 3.1 9 3.9 10 3.1 8 2.1 8 Auto direct finance leases 0.1 -- 0.2 1 0.6 1 1.2 3 1.8 7 Home equity 7.5 20 7.6 20 7.6 18 7.3 18 4.9 19 Residential real estate 4.4 12 4.5 12 4.8 12 5.4 14 4.5 17 Other consumer 0.7 2 0.8 2 0.7 2 0.7 2 0.4 2 Total consumer 17.4 47 16.2 44 17.5 42 17.7 44 13.8 53 Total loans & leases 37.1 100 36.8 99 41.1 100 40.1 100 26.2 100 Auto operating leases 0.2 -- 0.2 1 0.2 -- 0.1 - - - - Total credit exposure $37.3 100% $37.0 100% $41.3 100% $40.1 100% $26.2 100% 62 (1) Decline reflects a net reclass from CRE to C&I of $1.5 billion (1)

Total Loans and Leases - By Business Segment Total Loans and Leases - By Business Segment 63 Avg. Outstandings - $37.1 Billion 2Q10

(CHART) Total Loans and Leases Portfolio Overview ($B) 64 $20.1 $5.5 $2.5 $1.3 $2.3 $1.9 $0.6 $3.0 EOP Outstandings - $37.0 Billion (1) (1) 6/30/10 By State

Loan and Lease Trends Prior-Year Quarter 65 (1) Reflects 1Q10 impact of bringing back on the balance sheet a $0.7 B automobile loan securitization (1)

Total Commercial Loans

(CHART) Total Commercial Loans ($B) 67 EOP Outstandings - $19.6 Billion (1) (1) 6/30/10 By Industry $7.0 $4.1 $2.2 $2.4 $1.4 $0.9 $0.9 $0.5 $0.2 $0.1

(CHART) Commercial Loans - Risk Grade Distribution 68 PD Risk Grades (Moody's or Regulatory Definition) Percent of End of Period Balances ($B) $23.6 $22.3 $20.6 $19.7 10% 13% 16% 16% 4% 8% 8% 8% 15% 18% 18% 19% 15% 16% 19% 20% 18% 17% 18% 22% 13% 13% 13% 14% 10% 10% 10% 12% 2% 2% 2% 3% 15% 6% 19% 15% 17% 14% 11% 2% $19.6

(CHART) Total Commercial Loans EOP Outstandings - $19.6 Billion (1) (CHART) 55% 15% 20% 7% 3% 732 2% 37,74598% 69 (1) 6/30/10 Loans by Dollar Size # of Loans by Size $5 MM - < $10 MM 412$10 MM - < $25 MM 270$25 MM - < $50 MM 41> $50 MM 9Total 732

Total Commercial Loan - Delinquencies (1) (CHART) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 70 90+ Days 30+ Days

($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 Criticized beginning-of-period $4,608 $4,972 $4,855 $4,679 $3,174 Additions / increases 280 306 950 795 2,086 Advances 79 91 110 71 73 Upgrades to "Pass" (409) (273) (134) (136) (151) Paydowns (331) (324) (428) (298) (223) Charge-offs (121) (164) (381) (256) (277) Criticized end-of-period $4,106 $4,608 $4,972 $4,855 $4,679 Percent change (11)% (7)% 2% 4% 48% Total Commercial Loans - Criticized Loan Flow Analysis 71 Period End

Commercial and Industrial Loans (C&I)

EOP Outstandings - $12.4 Billion (1)Diversified by sector and geographically within our Midwest footprintGranular7 loans >$50 million... 4% of portfolio40 loans $20-$50 million... 9% of the portfolioFocus on middle market companies with $10-$100 million in sales4Q09 portfolio originations associated with new loans to existing customersCredit Quality Trends Higher 2009 NCOs consistent with 2008 ACL build C&I - Overview 73 (1) 6/30/10 (2) End of period (3) Annualized 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD & accruing (2) 0.74% 0.63% 0.65% 0.90% 0.88% 90+ days PD & accruing (2) -- -- -- -- -- NCOs (3) 1.90% 2.45% 3.49% 2.13% 2.91% NALs (2) 3.47% 4.18% 4.49% 4.88% 3.43% ACL (2) 3.67% 4.02% 4.09% 3.31% 2.86%

C&I – Credit Risk Management Strategies

What We Do

- Lend within our footprint
- Lending to defined relationship oriented clients
- Disciplined credit policies and processes
- Understanding our client's market / industry and their durable competitive advantage
- Underwriting to historical cash flows with collateral as a secondary repayment source
- Recourse to owners of closely held businesses
- Emphasis on risk / return structure and pricing

What We Don't Do

- Out-of-market or transactional-based opportunities
- Participate in loan syndications for borrowers outside of our footprint or for those within our footprint where we do not have opportunities to obtain significant non-credit revenue
- High risk industries and highly leveraged transactions (HLTs)
- Lend to relationships overly reliant on speculative cash flows or start-up operations

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C&I – Credit Risk Management Strategies

Outlook

- Target segments include
  - Homebuilder-related entities – moderating stress based on improving economic conditions
  - Construction and specialty contractors – continued higher risk
  - Manufacturing – could be opportunity for measured growth
- Enhanced focus on portfolio management and development of action plans in the problem and emerging problem portfolios
  - Continued monthly review of all criticized and classified loans
  - Stress testing for lower earnings / higher interest rates
  - Increased focus on concentration management
  - Significant risk assessment project focused on the higher risk segments

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(CHART) C & I - Portfolio Composition ($B) 76 EOP Outstandings - $12.4 Billion (1) (1) 6/30/10 By Industry $3.6 $2.2 $1.5 $1.2 $1.1 $0.8 $0.7 $0.6 $0.4 $0.2 $0.1 < $0.1

(CHART) C&I - Trends ($MM) 77 Change Analysis - 2Q10 vs. 2Q09 Period-End Balance ($MM) Originations $1,462 Net payments / payoffs / takedowns (2,736) Net reclassifications 687 Charge-offs (341) Net change $(928)

78 Total C & I Loan Portfolio Composition 78 By Industry - % of Total C&I EOP Outstandings - $12.4 Billion (1) (1) 6/30/10 ($ MM) No. O/S % of Total Delinquent Classified NAL Services 11,971 $3,600 29.1% 2.9% 7.3% 3.0% Manufacturing 4,170 2,162 17.5 4.1 18.5 6.1 Finance, insurance & real estate 3,038 1,455 11.7 4.1 11.4 3.7 Retail trade - other 4,800 1,238 10.0 4.6 11.3 4.4 Retail trade - auto dealers 531 1,063 8.6 0.3 0.7 0.3 Wholesale trade 1,501 839 6.8 2.4 10.7 2.5 Transport., comm. & utilities 1,736 720 5.8 2.1 11.1 2.5 Contractors & construction 2,187 561 4.5 4.6 12.1 4.1 Energy 203 433 3.5 0.9 3.6 2.3 Agriculture & forestry 1,485 235 1.9 1.3 5.1 1.7 Public administration & other 402 86 0.7 0.2 2.2 0.2 Total 32,024 $12,392 100.0% 3.5% 10.0% 3.5%

(CHART) C & I - Portfolio Composition ($B) 79 EOP Outstandings - $12.4 Billion (1) (1) 6/30/10 By Loan Outstanding Obligor Size & Number of Obligors 7 40 123 248 1,685 1,663 28,257

(CHART) C & I Loan Portfolio Composition ($B) 80 EOP Outstandings - $12.4 Billion (1) (1) 6/30/10 By Maturity $1.9 $4.4 $1.3 $1.3 $2.0 $1.1 $0.4

81 Total C & I Loan Portfolio Composition Industry By Collateral Quality Assessment - 6/30/10 Strong: LGD 15% or less Average: LGD 16-35%Below Avg: LGD 36-55% Limited: LGD >55% * 1/3 of Limited is associated with unsecured loans ($ MM) O/S Strong Average Below Average Limited (1) Services $3,600 9.3% 61.5% 14.8% 14.4% Manufacturing 2,162 1.5 73.6 13.9 11.0 Finance, insurance & real estate 1,455 13.5 54.5 20.4 11.6 Retail trade - other 1,238 5.2 82.2 17.1 12.7 Retail trade - auto dealers 1,063 45.2 37.5 1.9 0.7 Wholesale trade 839 1.1 77.8 7.1 13.9 Transport., comm. & utilities 720 1.2 60.8 25.7 12.4 Contractors & construction 561 3.3 72.4 5.3 19.0 Energy 433 4.2 57.1 36.3 2.3 Agriculture & forestry 235 1.2 81.9 7.6 9.3 Public administration & other 86 5.8 47.5 6.5 40.3 Total $12,392 10.0% 63.9% 14.5% 11.7%

C&I - Change Analysis ($MM) 2Q10 1Q10 Beginning of period $12,245 $12,888 Originations 331 287 Net payments / payoffs / takedowns (130) (547) Net reclassifications 14 (300) Charge-offs (68) (83) End of period $12,392 $12,245 82

83 C & I - Credit Quality Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans ($ MM) Amount Pct. (2) % of Total Amount Pct. (3) Services $22.8 2.47% 39.2% $109.5 3.0% Manufacturing 10.5 2.04 18.0 132.9 6.1 Finance, insurance & real estate 8.2 1.74 14.2 54.0 3.7 Retail trade - other 7.8 3.01 13.5 53.8 4.4 Retail trade - auto dealers 0.9 0.37 1.6 3.0 0.3 Wholesale trade 0.9 0.46 1.5 21.3 2.5 Transport., comm. & utilities 4.6 2.73 7.9 18.3 2.5 Contractors & construction 2.0 1.70 3.5 22.8 4.1 Energy 0.1 0.07 0.1 9.9 2.3 Agriculture & forestry 0.1 0.21 0.2 3.9 1.7 Public administration & other 0.2 0.84 0.3 0.2 0.1 Total $58.1 1.90% 100.0% $429.6 3.5% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Industry - 2Q10 (1)

84 By Segment - 6/30/10 C & I - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL C & I (Excluding segments below) $11,121 0.72% 9.07% 3.30% 3.61% Residential homebuilder related 555 0.38 21.74 5.27 4.84 Construction & contractors 557 1.35 12.18 4.10 3.24 Auto industry suppliers 160 0.64 27.32 6.24 5.23 Total C & I $12,392 0.63% 10.72% 3.47% 4.02%

85 C & I - Auto Industry (1) Outstandings (2) ($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 Suppliers Domestic $ 136 $ 147 $ 163 $ 184 $ 196 Foreign 24 24 24 31 33 Total suppliers 160 171 187 215 229 Dealers Floorplan-domestic 411 363 388 298 444 Floorplan-foreign 292 296 283 252 339 Total floorplan 703 659 671 550 783 Other 360 354 373 351 354 Total dealers 1,063 1,012 1,044 901 1,137 Total auto industry $1,223 $1,183 $1,231 $1,115 $1,366 NALs Suppliers 6.24% 12.75% 16.27% 15.97% 11.00 % Dealers 0.09 0.18 -- -- 0.10 Net charge-offs (3) Suppliers 5.13% 1.56% 18.83% 2.97% 4.19 % Dealers 0.37 -- -- -- -- (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized

Commercial Real Estate Loans (CRE)

CRE - Overview EOP Outstandings - $7.2 Billion (1)Granular portfolio with geographic and project diversification throughout our footprintConstruction lending targeted to major metro marketsCRE - Retail ($2.0 billion)Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirementsEnforced standard pre-leasing requirements for office and retail property typesSingle Family Homebuilder ($0.7 Billion)No longer a significant concern as the issues have been substantially addressedDiversified geographically within our Midwest footprintCredit Quality TrendsHigher 2009 NCOs consistent with ACL build (1) 6/30/10 (2) End of period (3) Annualized 87 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD & accruing (2) 1.30% 1.36% 1.57% 1.47% 1.81% 90+ days PD & accruing (2) -- -- -- 0.03% -- NCOs - construction (3) 14.25% 9.77% 20.68% 11.14% 6.45% NCOs - nonconstruction (3) 2.38% 3.25% 10.15% 6.72% 7.79% NALs (2) 9.23% 11.09% 12.17% 13.01% 9.51% ACL (2) 9.81% 10.12% 9.94% 5.17% 4.25%

(CHART) 88 CRE - Portfolio Composition Permanent 28% Mini-perm Traditional35% Construction 19% Non Project Loans 7% (CHART) Lines / Letters of Credit3% (1) 6/30/10 Permanent Qualified8% Mini-perm Traditional - Typically 2- to 5-year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning.Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions.Permanent - Amortizing loans with terms of 10 to 25 years. EOP Outstandings - $7.2 Billion (1) By Loan Type By Property Locations

(CHART) CRE - Trends ($MM) 89 Change Analysis - 2Q10 vs. 2Q09 Period-End Balance ($MM) Originations $ 119 Takedowns 925 Net payments / payoffs (1,623) Net reclassifications (568) Charge-offs (614) Net change $(1,762)

1Q10 ($MM) SFHB Retail Other Total CRE December 31, 2009 $857 $2,115 $4,717 $7,689 New originations -- -- -- -- Net pay-offs / takedowns (36) (45) (55) (135) Charge-offs (23) (24) (43) (90) Net reclass 6 19 (32) (8) March 31, 2010 $805 $2,064 $4,587 $7,456 Net change $(52) $(51) $(130) $(233) CRE - Change Analysis 2Q10 SFHB Retail Other Total CRE March 31, 2010 $805 $2,064 $4,587 $7,456 New originations -- 3 3 6- Net pay-offs / takedowns (74) (49) (51) (175) Charge-offs (17) (42) (30) (89) Net reclass (29) (15) 31 (14) June 30, 2010 $684 $1,960 $4,539 $7,184 Net change $(121) $(104) $(48) $(272) 90 (1) (1) (1) (2) (1) Represents intra-CRE portfolio changes (2) Represents net reclass of CRE loans to C&I (1) (1) (1) (2)

91 By Segment - 6/30/10 CRE - Credit Quality Overview Current Coverage Current Coverage Current Coverage ($MM) O/S 30+ PD Accruing Class. NAL's ACL Write-downs (1) Credit Mark (2) CRE (Exc. SFHB & Retail) $4,539 1.39% 16.36% 7.24% 8.21% 3.65% 11.4% SFHB 684 2.43 57.90 21.92 17.83 20.39 31.7 Retail 1,960 0.72 23.36 9.42 10.71 13.68 21.5 Total CRE $7,184 1.30% 22.23% 9.23% 9.81% 7.98% 16.5% Writedowns represent prior charge-offs associated with loans in the portfolio as of 12/31/09(2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

92 CRE - Credit Quality - NCOs (1) Listed by portfolio size ; Annualized % By Property Type (1)

93 CRE - Credit Quality - NALs (1) Listed by portfolio size ; % of related outstandings By Property Type (1)

94 By Loan Type - 6/30/10 CRE - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL Construction $1,107 0.06% 35.35% 22.60% 28.59% Lines / letters of credit 222 3.04 40.61 6.64 4.41 Non project loans 559 0.93 6.49 2.90 4.22 Mini-perm traditional 2,650 2.31 26.10 9.69 37.43 Permanent qualified 568 1.25 16.08 3.57 6.12 Permanent 2,077 0.62 14.26 5.05 19.22 Total CRE $7,184 1.30% 22.23% 9.23% 9.81%

95 By Loan Type - 6/30/10 CRE - Maturity Schedule ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $ 752 $ 223 $ 121 $ 11 $1,106 Lines / letters of credit 162 37 8 15 222 Non project loans 233 122 130 73 559 Mini-perm traditional 1,798 505 347 -- 2,650 Permanent qualified -- 78 311 179 568 Permanent 335 268 692 783 2,077 Total CRE $3,280 $1,232 $1,610 $1,061 $7,184 Core $1,707 $726 $1,010 $521 $3,965 Noncore SAD 956 264 208 189 1,618 Noncore Other 618 243 391 350 1,601

96 CRE - Retail ($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 Community centers (2) $979 $1,011 $1,037 $1,127 $1,180 Mixed / lifestyle (2) 239 255 253 274 262 Regional centers (2) 172 175 174 181 191 Credit / freestanding (2) 246 252 266 278 294 Other (2) 325 371 385 376 374 Retail exposure trends (2) $1,960 $2,064 $2,115 $2,237 $2,301 EOP Outstanding - $2.0 Billion (1)Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loanIntensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements (1) 6/30/10 (2) End of period

CRE - Retail - Credit Quality EOP Outstandings - $2.0 Billion (1) 97 ($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD (2) - $ $139 $190 $197 $220 $217 - % 7.08% 9.20% 9.32% 9.84% 9.43% 30+ days PD & accruing (2) - $ $14 $22 $42 $20 $48 - % 0.72 1.06 1.98% 0.90% 2.10% Classified (2) - $ $458 $525 $461 $498 $410 - % 23.4% 25.4% 21.8% 22.3% 17.8% NALs (included in Classified) (2) - $ $185 $251 $254 $331 $264 - % 9.4% 12.2% 12.0% 14.8% 11.5% ACL (2) - $ $210 $235 $245 $130 $110 - % 10.7% 11.4% 11.6% 5.8% 4.8% Net charge-offs - $ 41.7 26.0 $118.7 $52.5 $53.8 (annualized) - % 8.50% 4.94% 22.44% 9.22% 9.35% (1) 6/30/10 (2) End of period

($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 Vertical construction (2) $451 $553 $577 $718 $802 Land under development (2) 105 117 130 155 180 Land held for development (2) 128 135 151 166 180 Total $684 $805 $857 $1,039 $1,162 CRE - Single Family Homebuilders EOP Outstandings - $0.7 Billion (1)Portfolio Characteristics Granular portfolio - only 9 projects over $10 millionGeographic diversificationPrimary customers are middle market builders building 50-100 homes per year, limited production builder exposureContinuous monitoringIncreased reserves based on increasing risks in the portfolio 98 (1) 6/30/10 (2) End of period

CRE - Single Family Homebuilder - Credit Quality EOP Outstandings - $0.7 Billion (1) 99 ($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD (2) - $ $143 $209 $201 $296 $263 - % 20.8% 26.0% 23.5% 28.5% 22.6% 30+ days PD & accruing (2) - $ $17 $28 $22 $29 $42 - % 2.43% 3.47% 2.57% 2.81% 3.65% Classified (2) - $ $396 $476 $513 $577 $539 - % 57.9% 59.1% 59.9% 55.6% 46.4% NALs (included in Classified) (2) - $ $150 $218 $262 $340 $290 - % 21.9% 27.1% 30.6% 32.7% 25.0% ACL (2) - $ $122 $150 $171 $110 $102 - % 17.8% 18.6% 19.9% 10.6% 8.8% Net charge-offs - $ 14.5 18.4 $68.4 $62.0 $52.2 (annualized) - % 8.48% 8.78% 31.93% 22.67% 17.98% (1) 6/30/10 (2) End of period

CRE – Portfolio Positioning

Segmented Into "Core" and "Noncore" Portfolios

Core

- Well-seasoned regional or institutional owners, developers, and organizations
- Meaningful relationship in place – opportunities for additional cross-sell
- Primarily Midwest footprint projects generating adequate return on capital

Noncore

- Limited opportunity to gain overall banking relationship
- Includes numerous performing, pass-rated loans not meeting desired return on capital
- Includes most "criticized" loans from the overall CRE portfolio

Huntington 100

101 CRE - Core vs. Noncore ($MM) O/S ACL Criticized NAL's Prior Charge-offs (1) ACL Credit Mark (2) 3/31/10 Core Total $3,970 $165 $535 $16 $ -- 4.16% 4.16% Noncore SAD $1,702 413 $1,413 $733 519 24.47% 42.12% Noncore Other 1,784 176 638 78 29 9.87% 11.31% Noncore Total $3,487 $589 $2,051 $811 $548 16.90% 28.27% CRE Total $7,456 $754 $2,586 $827 $548 10.12% 16.31% 6/30/10 Core Total $3,965 $165 $519 $39 $ -- 4.16% 4.16% Noncore SAD $1,618 $390 $1,390 $564 $549 24.09% 43.33% Noncore Other 1,601 150 363 60 24 9.37% 10.71% Noncore Total $3,219 $540 $1,753 $624 $573 16.78% 29.35% CRE Total $7,184 $705 $2,272 $663 $573 9.81% 16.48% (1) Prior charge-offs represent activity on existing accounts as of 12/31/09, not cumulative for the portfolio(2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

CRE - Core vs. Noncore Change Analysis 1Q10 ($MM) Core Noncore Total CRE December 31, 2009 $4,038 $3,651 $7,689 Originations -- -- -- Net payments / pay-offs / takedowns (68) (67) (135) Charge-offs -- (90) (90) Net reclassifications -- (8) (8) March 31, 2010 $3,970 $3,487 $7,456 Net change $(68) $(164) $(232) 102 2Q10 Core Noncore Total CRE March 31, 2010 $3,970 $3,487 $7,456 Originations 6 -- 6 Net payments / pay-offs / takedowns (52) (125) (176) Charge-offs (1) (89) (89) Net reclassifications 41 (54) (13) June 30, 2010 $3,965 $3,219 $7,184 Net change $(6) $(268) $(272)

103 CRE - Portfolio Composition - 6/30/10 By Property Type and Property Location

CRE – Core Characteristics

EOP Outstandings – $4.0 Billion (1)

- Long-term relationships… many have been customers for 20+ years.
- Proven CRE participants… 28+ years average CRE experience
- 95% of the loans have personal guarantees
- Income producing loans have weighted average debt service coverage of
  - 1.30X… based on 7% rate and 25-year amortization
  - 1.52X… based on average contractual rate and 20-year amortization
  - < 5% of these projects have negative cash flow

(1) 6/30/10

Huntington 104

105 CRE - Noncore Portfolio Composition - 6/30/10 By Property Type and Property Location

CRE – Noncore Characteristics

EOP Outstandings – $3.2 Billion (1)

Noncore-Overall

- 29% aggressive credit mark
  - Updated values to incorporate current market conditions
- Limited future funding requirements… ~$150 million
- 95%+ have guarantors
- 99% is secured debt
- 89% is within our geographic footprint
- 46% are "pass" grade or better

(1) 6/30/10

Huntington 106

CRE – Noncore Segment Characteristics

Special Assets Division (SAD) ($1.6 billion)

- 43% aggressive credit mark
  - Actively working to exit… more aggressive terms – e.g., higher pricing, shorter amortization, sale, etc.
  - The majority of "criticized" loans are managed within SAD

Other ($1.6 billion)

- 11% credit mark represents… 3X coverage of NALs
- 30+ days past due of only $60 million (3.77%)
- Includes $609 million of small dollar Investment Real Estate loans
  - Not a strategic focus going forward
  - Very granular risk assessment
  - Actively managing within a context of an exit orientation… though may have opportunities to develop some into fuller, more profitable relationships

Huntington 107

Total Consumer Loans & Leases

Consumer Loans and Leases - 6/30/10 109 ($B) Amt. Pct. Auto loans $4.7 27% Auto leases 0.1 1 Home equity * 7.5 43 Residential RE 4.4 25 Other consumer 0.7 4 Total consumer $17.4 100% * Home equity lines $5.1 Home equity loans 2.4 (CHART) By Loan Type

(CHART) Total Consumer Loan Delinquencies (1) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 110 90+ Days 30+ Days

Consumer Loan Delinquencies (1) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP(2) Excludes GNMA FAS 140 government guaranteed and Franklin in periods prior to 2Q10 111 (CHART) (2) (2) (2) (2) 90+ Days 30+ Days

Consumer Loan Credit Risk Management Objective Manage the Probability of DefaultFootprint Portfolio... markets we know and understandClient Selection... bias for high quality customers and relationship lending vs. third-party originationsDisciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate 112

Automobile Loans & Leases

EOP Outstandings - $4.8 Billion (1)Consistency of strategy and commitment to dealersFocus on high service quality and high quality full dealer relationshipsSince 2001 focused on super-prime customers >750 FICOs in 2009Fully automated origination and booking systemCredit Quality Trends Credit quality continues to perform within expectationsLease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility Auto Loans / Leases - Overview 6/30/10 (2) End of period (3) Annualized 114 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD & accruing (2) 1.25% 1.36% 2.06% 2.12% 2.14% 90+ days PD & accruing (2) 0.15% 0.18% 0.31% 0.34% 0.32% NCOs - loans (3) 0.47% 0.76% 1.49% 1.25% 1.73% NCOs - leases (3) 0.54% 1.58% 2.25% 2.04% 2.11% NALs (2) -- -- -- -- --

Auto Lending – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by
  - FICO score – Super Prime with consistent increasing trend
  - FICO score distribution – consistent decline in <670 levels
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance **predictive** modeling
- **Loan to value** – Significantly reduced LTV across all origination segments
- **Geography** – Eliminated national markets, focusing on footprint
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Used car values** – Stabilization in the Manheim Market Index

Risk Recognition

- 80% of losses recognized in first 24 months on books
- Shape of cumulative loss curves has remained steady
- Loss trends are predictable

Outlook

- Active portfolio management and policy development over the past 5 years
- Origination quality has moderated losses even in the face of more difficult economic conditions
- Expect to see continued decline in losses

Huntington 115

Auto Loans - Production and Credit Quality Overview Auto Loans - Production and Credit Quality Overview 116 (1) Annualized

(CHART) Auto Loans 117 (CHART) 0.17% 0.14% 0.31% 0.33% 1.30% 1.20% 2.06% 2.02% ($MM) 30+ DPD L-Q % Change in $ 3% (1) 2Q09 reflects impact of $1.0 B 1Q09 securitization (1) 0.29% 1.98% Net Charge-offs Accruing Delinquency

Auto Loans - Loss Rates Early stage delinquency and loss performance of 2009 and 2010 vintages are best performing in the last decadeLosses peak in the 18-24 month range, and as the 2009 vintage make up a greater portion of the portfolio and reach their peak loss months, portfolio losses should decline 118 (CHART)

Home Equity Loans & Lines

EOP Outstandings - $7.5 Billion (1)Focused on geographies within our Midwest footprintFocused on high quality borrowers... >730 FICOsBegan exit of broker channel in 2005... <10% of outstandings todayConservative underwriting - manage the probability of default70%+ of HELOC borrowers consistently make monthly principal paymentsHigh risk borrower actionsUpdated collateral valuesProactive contact via servicing groupCapped linesCredit Quality TrendsCredit quality continues to perform within expectations Home Equity Loans & Lines - Overview 6/30/10; prior to 2Q10 includes Franklin loans (2) End of period (3) Annualized; 1.53% in 2Q10 excluding $15.9 MM Franklin-related 120 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD & accruing (2) 1.28% 1.41% 1.76% 1.73% 1.54% 90+ days PD & accruing (2) 0.36% 0.40% 0.71% 0.60% 0.46% NCOs (3) 2.36% 2.01% 1.89% 1.48% 1.29% NALs (2) 0.30% 0.73% 0.53% 0.58% 0.46%

Home Equity Loans & Lines – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
  - FICO score – consistent increasing trend, with very limited under 670 production
  - Updated borrower quality based on quarterly re-score is consistent
- **Lien Position** – 40% of the portfolio is secured by a 1st mortgage
- **Payments** – 70% of borrowers consistently make more than required payment
- **Geography** – Footprint lender with limited investor property exposure
- **Broker Channel** – Eliminated beginning in 2006 based on risk profile
- **Customer relationship orientation** – not one-off transactions
- **Estimated collateral value model** – identifies higher potential risk customers
- **Utilization %** – Consistent with expectations, limited increase in utilization rate over 2008

Huntington 121

Home Equity Loans & Lines - Credit Risk Management Strategies 122 Risk Recognition Major focus on loss mitigation in 2008-2009 - rewrites performance < 25% 30+ DPDWrite-down to discounted current value less selling costs at 120 days past dueNon-accrual balances represent the realizable value estimate in future periods OutlookExpect losses to be consistent to slightly lower throughout 2010Consistent to improved borrower quality based on updated FICO scoresSignificant focus on loss mitigation in 2008-2009 - 75% of loan modifications are paying as agreed

Home Equity Loans & Lines - LTV, FICO, Originations (1) Primarily fixed-rate (2) Weighted average LTVs are cumulative LTVs reflecting the balance of any senior loans(3) Weighted average FICOs reflect currently updated customer credit scores(4) Weighted average at origination(5) Primarily variable-rate 2Q10 1Q10 4Q09 3Q09 2Q09 Loans (1) Ending balance ($B) $2.4 $2.5 $2.6 $2.7 $2.8 Average LTV (2) 71% 71% 71% 71% 71% Average FICO (3) 726 726 716 718 720 Originations ($MM) $119 $100 $80 $54 $28 Average LTV (4) 63% 59% 60% 63% 61% Average FICO (4) 762 763 761 753 749 Lines (5) Ending balance ($B) $5.1 $5.0 $4.9 $4.9 $4.8 Average LTV (2) 77% 77% 77% 78% 78% Average FICO (3) 739 737 723 724 723 Originations ($MM) $399 $262 $251 $338 $357 Average LTV (4) 74% 72% 71% 73% 74% Average FICO (4) 765 766 767 766 766 123

Home Equity Loans & Lines - Originations 124 Volume FICO (CHART) ($MM)

(CHART) Home Equity Loans & Lines 125 (CHART) 0.39% 0.36% 0.46% 0.60% 1.41% 1.28% 1.54% 1.73% ($MM) 30+ DPD L-Q % Change in $ (9)% 0.71% 1.76% Net Charge-offs (1) Accruing Delinquency Reflects more active treatment decisions associated with loss mitigation and short sale actionsExcluding $15.9 MM Franklin-related (2)

Home Equity Loans & Lines - Delinquencies (1) 126 $ Delinquent $ Outstanding (CHART) ($MM) ($MM) (1) Includes NPAs; excludes Franklin

Residential Mortgages

EOP Outstandings - $4.4 Billion (1)Focused on geographies within our Midwest footprintTraditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans$577 million of Interest Only loans... targeted within executive relocation activities$337 million of Alt-A mortgages... exited in 2007Credit Quality TrendsCredit quality continues to perform within expectations Residential Mortgages - Overview (1) 6/30/10; periods prior to 2Q10 include Franklin loans(2) End of period; excludes GNMA loans - no additional risk as they are approved for repurchase(3) Annualized; 3Q09 would have been 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale; 1.74% in 2Q10 excluding $64.2 MM Franklin-related(4) End of period 128 2Q10 1Q10 4Q09 3Q09 2Q09 30+ days PD & accruing (2) 5.55% 5.81% 5.40% 5.84% 6.92% 90+ days PD & accruing (2) 1.08% 1.58% 1.75% 1.47% 2.11% NCOs (3) 7.19% 2.17% 1.61% 6.15% 1.47% NALs (2) 1.99% 1.76% 1.52% 1.66% 3.15%

Residential Mortgages –
Credit Risk Management Strategies

Performance Drivers

- **Standard products and borrower quality** – as measured at origination by
  - Secondary market underwriting
  - FICO score – consistent increasing trend
  - FICO score distribution – consistent decline in low score levels
- **Non-standard product structures**
  - $577 million of Interest Only loans… targeted within executive relocation activities… continues to perform well
  - $337 million of Alt-A mortgages… exited in 2007… represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months.
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Geography** – Primarily a footprint lender

Huntington 129

Residential Mortgages –
Credit Risk Management Strategies

Risk Recognition

- Write down to discounted current value less selling costs at 180 days past due
- Nonaccrual balances represent the realizable value estimate in future periods

Continued Focus on Borrower's Ability to Pay for New Originations

- All loans are fully documented
- Underwritten to Secondary Market standards

Enhanced Loss Mitigation

- Changed the reporting structure to take advantage of our successful home equity loss mitigation program
  - Early identification of Loss Mitigation candidates – i.e., pre-delinquency via predictive modeling
  - Decrease foreclosure activity in favor of Loan Modifications and short sales
  - Rewrite / modify customers with a focus on reducing principal quickly
  - Create saleable structures where possible
  - Income verification in all cases to maximize re-performance probability

Huntington
130

Residential Mortgages –
Credit Risk Management Strategies

Account Management

- Proactive contact six months prior to ARM resets

Outlook

- Foreclosure process
  - We are reviewing all foreclosure situations under the revised loss mitigation strategies to minimize actual foreclosures
  - Foreclosure process is slow in our markets, with an average time frame of 18 months
- Expect delinquency and overall performance to remain under stress through 2010
  - Loan sales of high quality paper has increased the ratio
  - Dollar level in 90+ DPD continues to increase

Huntington 131

Residential Mortgages - LTV, FICO, Originations (1) Weighted average FICOs reflect currently updated customer credit scores(2) Only owned-portfolio originationsWeighted average at origination 2Q10 1Q10 4Q09 3Q09 2Q09 Ending balance ($B) $4.4 $4.6 $4.5 $4.5 $4.6 Average LTV 77% 76% 77% 77% 77% Average FICO (1) 717 716 698 699 700 Originations (2) ($MM) $452 $242 $244 $127 $94 Average LTV (3) 83% 73% 71% 84% 92% Average FICO (3) 760 764 757 749 717 132

(CHART) Residential Mortgages 133 (CHART) 1.58% 1.08% 2.11% 1.47% 5.81% 5.55% 6.92% 5.84% ($MM) 30+ DPD L-Q % Change in $ (10%) 1.75% 5.40% Net Charge-offs Accruing Delinquency (1) (2) (1) Excluding U.S. Government guaranteed loans1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale1.74% excluding $64.2 MM Franklin-related (3)

Residential Mortgages - Delinquencies 134 (CHART) ($MM) By Original FICO Range

Other Consumer Loans

Other Consumer loans

EOP Outstandings – $0.7 Billion (1)

- 80% collateralized
  - Autos, untitled vehicles, small boats, mobile homes and other miscellaneous
- Primarily for existing customers
- Performed within expectations over the past year though varies by collateral type

(1) 6/30/10

Huntington 136

Credit Quality Review

Credit Quality Trends Overview Credit Quality Trends Overview (1) NALs divided by total loans and leases(2) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs(3) Criticized assets = commercial criticized loans+consumer loans >60 DPD+OREO; Total criticized assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs(4) Excludes government guaranteed loans 138

(CHART) (CHART) Net Charge-offs 139 ($MM) ($MM) (1) $32.0 MM from change in loss recognition policy$59.2 MM / 1.39% excluding $80.0 MM Franklin-related Consumer Loans Commercial Loans (2)

Net Charge-offs ($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 Commercial and industrial $58.1 $75.4 $109.8 $68.8 $98.3 Commercial real estate 81.7 85.3 258.1 169.2 172.6 Total commercial 139.9 160.7 367.9 238.1 270.9 Auto loans 5.2 7.7 11.4 9.0 12.4 Auto leases 0.2 0.9 1.6 1.8 2.2 Home equity loans / lines 44.5 37.9 35.8 28.0 24.7 Residential mortgages 82.8 24.3 17.8 69.0 17.2 Other 6.6 7.0 10.3 10.1 7.0 Total consumer 139.4 77.7 76.8 117.9 63.5 Total $279.2 $238.5 $444.7 $355.9 $334.4 140 (1) $19.4 MM excluding $32.0 MM impact due to implementation of more conservative loss recognition and $17.6 MM impact due to loan sale$306.3 MM excluding residential mortgage impacts$28.5 MM excluding $15.9 MM Franklin-related (2) (1) (3) (4) (5) (4) $18.6 MM excluding $64.2 MM Franklin-related(5) $199.2 MM excluding $80.0 MM Franklin-related

Net Charge-off Ratios (1) 2Q10 1Q10 4Q09 3Q09 2Q09 Commercial and industrial 1.90% 2.45% 3.49% 2.13% 2.91% Commercial real estate 4.44 4.44 12.21 7.62 7.51 Total commercial 2.85 3.22 7.00 4.37 4.77 Auto loans 0.47 0.76 1.49 1.25 1.73 Auto leases 0.54 1.58 2.25 2.04 2.11 Home equity loans / lines 2.36 2.01 1.89 1.48 1.29 Residential mortgages 7.19 2.17 1.61 6.15 1.47 Other 3.81 3.87 5.47 5.36 4.03 Total consumer 3.19 1.83 1.91 2.94 1.56 Total 3.01% 2.58% 4.80% 3.76% 3.43% Annualized(2) 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale3.24%, excluding residential mortgage impacts1.53% excluding Franklin-related 141 (2) (3) (6) (4) (5) (5) 1.74% excluding Franklin-related(6) 2.17% excluding Franklin-related

(CHART) Nonaccrual Loans & Nonperforming Assets 142 ($MM) (CHART) ($MM) (28)% +21% +20% (45)% (17)% +13% +17% (12)% (7)% (52)% NAL Inflows NALs & NPAs - EOP

($MM) 2Q10 1Q10 4Q09 3Q09 2Q09 NPA beginning of period $1,918.4 $2,058.1 $2,344.0 $2,002.6 $1,775.7 Additions / increases 171.6 237.9 494.6 899.9 750.3 Franklin - net impact (86.7) 15.0 (31.0) (18.8) (57.4) Return to accruing status (78.7) (80.8) (85.9) (52.5) (40.9) Loan and lease losses (173.2) (185.4) (391.6) (305.4) (282.7) OREO gains (losses) 2.5 (4.2) (7.4) (30.6) (20.6) Payments (140.9) (107.6) (222.8) (117.7) (95.1) Sales (30.2) (14.6) (41.9) (33.4) (26.7) NPA end-of-period $1,582.7 $1,918.4 $2,058.1 $2,344.0 $2,002.6 Nonperforming Asset Flow Analysis 143

Nonaccrual Loans (NALs) and Nonperforming Assets (NPAs) 144

Nonaccrual Loans (NAL) - by Sector (CHART) 145 6/30/10 6/30/10 3/31/10 3/31/10 $(MM) Amt. No. Amt. No. Commercial > $5 $339.9 39 $420.5 46 $2 - <$5 228.7 81 340.7 113 <$2 524.1 577.2 Subtotal 1,092.7 1,338.4 Residential Real Estate & Home Equity Franklin -- 329.0 Other 108.7 98.7 Subtotal 108.7 427.7 Total NALs $1,201.3 $1,766.1

Accruing Restructured Loans 146

Allowances for Credit Losses (ACL) (1) ($MM) 2Q10 2Q10 1Q10 4Q09 3Q09 2Q09 Allowance for loan Allowance for loan and lease losses (ALLL) $1,402.2 $1,478.0 $1,482.5 $1,032.0 $917.7 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 39.7 49.9 48.9 50.1 47.1 Total allowance Total allowance for credit losses (ACL) $1,441.8 $1,527.9 $1,531.4 $1,082.1 $964.8 ALLL as % of ALLL as % of Total loans and leases 3.79% 4.00% 4.03% 2.77% 2.38 % Total NALs 117 84 77 47 50 Total NALs exld. Franklin-related 117 103 93 56 62 ACL as % of ACL as % of Total loans and leases 3.90% 4.14% 4.16% 2.90% 2.51 % Total NALs 120 87 80 50 53 Total NALs excld. Franklin-related 120 106 96 59 60 (1) Period end 147

Non-Franklin Credit Metrics Reconciliations

Non-Franklin Credit Metrics Reconciliation 149

Non-Franklin Credit Metrics Reconciliation 150

Non-Franklin Credit Metrics Reconciliation 151

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 152

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 153

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 154

155 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

156 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

157 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

Deposits & Other Funding

Total Deposits - By Business Segment 159 Avg. Balances - $40.4 Billion Avg. Balances - $40.4 Billion 2Q10

Deposit Trends 160 Linked Quarter

Deposit Trends 161 Prior-Year Quarter

(CHART) Other Funding 162 End of Period Balances ($B) $14.6 $13.2 $11.5 $10.7 13% 14% 22% 16% 16% 21% 15% 23% 9% 8% 7% 18% 35% 39% 41% 37% 18% 17% 17% 16% $8.8 14% 27% 2% 35% 22% $8.9 14% 31% 2% 30% 23% $9.0 13% 29% 7% 28% 24%

Capital

(CHART) Capital Ratios (1) (1) End-of-period 164

(CHART) Shareholders' Equity - Avg. (CHART) Capital 165 Key Equity Ratios - EOP ($B)

Credit Ratings Senior Subordinated Comm'l. Paper / Notes Notes Short-Term OutlookHuntington BancsharesMoody's 4/7/09 Baa2 Baa3 WR NegativeS&P 7/1/10 BB+ BB WR PositiveFitch 9/14/09 BBB BBB- F2 NegativeThe Huntington National BankMoody's 4/7/09 Baa1 Baa2 P-2 NegativeS&P 7/1/10 BBB- BB+ WR PositiveFitch 9/14/09 BBB+ BBB F2 NegativeWR = Withdrawn rating at Huntington's request; Moody's on 11/20/09 , S&P on 3/15/10 166

Franchise

Huntington Bancshares Overview

Midwest financial services holding company

Founded	- 1866
Headquarters	- Columbus, Ohio
Total assets	- $52 billion
Employees [1]	- 11,117

Franchise:

Footprint	6 states: OH, MI, PA, IN, WV, KY
	608 branches / 1,357 ATMs
Retail and Business Banking	5 Areas
- Mortgage banking	+ MD, NJ
Commercial Banking	11 Regions
Commercial Real Estate	
Auto Finance & Dealer Services	
Private Financial Group	+ FL

(1) Full-time equivalent (FTE)

Huntington 168

The Huntington Franchise - 6/30/10 Branches 119ATMs 239Detroit 3%Grand Rapids 10% Branches 341ATMs 742Akron 8%Canton 25%Cincinnati 4%Cleveland 5%Columbus 28%Dayton 6%Toledo 21% Youngstown 20% Branches 50ATMs 80Indianapolis 6% Branches 13ATMs 30 Branches 28ATMs 132Charleston 11% Excludes 9 PFG offices (3 in FL) and 2 ATMs in MD. Market share at 6/30/09 Branches 608ATMs 1,355 169 Branches 57ATMs 133Pittsburgh 3%

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2009 Deposits - Top 12 MSAs MSA Rank BBs Deposits ShareColumbus, OH 1 68 $10,231 27.6%Cleveland, OH 5 60 3,613 5.5Detroit, MI 8 45 2,874 3.1Toledo, OH 2 42 2,186 20.6Pittsburgh, PA 6 40 2,041 2.8Cincinnati, OH 4 40 1,934 3.6Youngstown, OH 1 36 1,843 19.9Indianapolis, IN 4 45 1,705 6.1Canton, OH 1 23 1,381 24.9Grand Rapids, MI 3 21 1,223 10.0Akron, OH 5 17 843 7.5Charleston, WV 3 8 600 10.8BBs = Banking Branches 170 % Deposits#1 Share markets 36% #1- #3 Share markets 50%

Organization

Leadership Team Leadership Team 172 Business Segments

Senior Leadership Team Experience-Yrs Position Appointed Banking HBANStephen Steinour Chairman, President and CEO 1Q09 29 1Dan Benhase SEVP-Private Financial Group Director 2Q06 28 10Kevin Blakely SEVP-Chief Risk Officer 3Q09 35 <1Jim Dunlap SEVP-Regional & Commercial Banking Director 1Q06 31 31Don Kimble SEVP-Chief Financial Officer 3Q04 27 6Mary Navarro SEVP-Retail & Business Banking Director 1Q06 33 8Daniel Neumeyer SEVP-Chief Credit Officer 3Q09 26 <1Nick Stanutz SEVP-Dealer Sales Group Director 2Q06 31 24Randy Stickler SEVP-Commercial Real Estate Director 1Q09 29 1Mark Thompson SEVP-Strategy & Segment Performance Director 2Q09 26 1Zahid Afzal EVP-Chief Information Officer 1Q06 26 (1) 4Elizabeth Allen EVP-Corporate PR & Communications Director 3Q09 30 (1) <1Dick Cheap EVP-General Counsel and Secretary 2Q98 33 (1) 12Keith Sanders EVP-Human Resources Director 1Q10 28 (1) <1Eric Sutphin EVP-Chief Auditor 3Q04 21 5Tim Barber SVP-Credit Administration & Policy Director 1Q99 21 12 (1) Includes outside of banking 173

Positioning to Grow Revenues - 2009 Positioning to Grow Revenues - 2009 174

Positioning to Grow Revenues - 1Q10 Positioning to Grow Revenues - 1Q10 175

Positioning to Grow Revenues – 2Q10

Timing	Segment	Description	# Staff
2Q10	Retail Banking	Launched Huntington rebranding and office refurbishment	
2Q10	Commercial Banking	Director of Commercial Banking – Central Ohio hired	1
2Q10	PFG	Opened new office – Wheeling, WV	3
2Q10	PFG	Unified Fund Services – appoints new president	
2Q10	Commercial Banking	Greater Cleveland Region – appoints new president	1
2Q10	Commercial Banking	Huntington National Bank becomes member of NACHA	
2Q10	PFG	Family office opened - Columbus	2
2Q10	Commercial Banking	Equipment Finance Group president appointed	
2Q10	Retail Banking	Initiated distribution expansion: in-store & retirement centers	
2Q10	PFG	Hired Dayton trust and private banker team	4
2Q10	PFG	Huntington Insurance hires Chief Operating Officer	1

Huntington 176

Business Segment Summary

Banking Business Segments

Commercial Banking

Executive – Jim Dunlap

- 11 Region Presidents
- Direct reporting responsibility for:
  1. Commercial banking
  2. Treasury management sales
  3. Regional marketing / community affairs
- Increased responsibility around:
  1. New business rainmaker
  2. Portfolio and risk management
  3. Community and political influence
- Shared fate for overall region results

Retail and Business Banking

Executive – Mary Navarro

- 5 Areas
- Area retail sales and business banking managers report to Mary Navarro
- Area business banking sales managers report to Jeff Rosen
- Key support / center positions
  1. Business Banking
  2. Mortgage / Consumer
  3. Administration
  4. Deposit Pricing, Product and Fees
  5. Payments & Channel Delivery
  6. Corporate Marketing / Customer Experience

Huntington
178

11 Commercial Banking Regions GreaterAkron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY GreaterCleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Jim Dunlap 179

Regional Banking Presidents 180 Experience - Yrs Region Appointed Banking HBAN Jim Dunlap* West Michigan 1Q06 31 31 Jim Dunlap (interim) East Michigan Mike Newbold Central Indiana 4Q06 33 6 Sharon Speyer Northwest Ohio 1Q01 21 17 Daniel Walsh, Jr. Greater Cleveland 2Q10 14 < 1 Frank Hierro Mahoning Valley 1Q00 30 23 William Shivers Greater Akron/Canton 3Q09 17 2 Jim Kunk Central Ohio 1Q94 27 27 Mark Reitzes Southern Ohio / KY 1Q08 23 16 David Hammer Pittsburgh 3Q09 20 1 Clayton Rice West Virginia 3Q07 22 5 * Regional / Commercial Banking Executive

5 Retail and Business Banking Areas Central Northwest West Northeast East Mary Navarro 181

Retail and Business Banking Executives 182 Experience - Yrs Area Appointed Banking HBAN Loretta Stanton Northeast Area 2Q10 20 20 Deborah Stein Central Area 2Q09 26 6 Robert Soroka East Area 2Q09 25 7 Brian Bromley Northwest Area 2Q09 25 23 Jonathan Greenwood West Area 2Q09 24 16 Jeff Rosen Business Banking 2Q09 23 4

Other Business Segments

Commercial Real Estate
Executive – Randy Stickler

- Financing needs of professional real estate developers and other customers with project financing
  - CRE loans
  - Cash management
  - Interest rate risk management
  - Capital markets alternatives
- Focus on Top Tier customers
  - Most experienced
  - Well-managed
  - Well-capitalized
  - Capable of operating in all phases of the real estate cycle
  - 6 Franchise state focused

Private Financial Group
Executive – Dan Benhase

- Trust - $53.2 B in assets
- Asset management
- Brokerage
- Insurance
- National settlements
- Private banking
- Corporate / institutional
  - Investment banking
  - Securities sales/trading
  - Interest rate risk management
  - Foreign exchange
  - Corporate trust / retirement plans
  - Huntington Asset Services
- Huntington funds
  - 24 Proprietary mutual funds
  - 12 Variable annuity funds
- $12.6 B Assets under Mgmt.
- 6 Franchise states + FL, NY, MA

Auto Finance & Dealer Services
Executive – Nick Stanutz

- Retail indirect auto loan/lease financing
- Dealer services lending
  - Floorplan
  - Land & buildings
  - Working capital
- 2,200 automotive dealerships
- 6 Franchise states
- Asset-based lending
- Consumer collections

Huntington
183

Business Segment Loans & Deposits - 6/30/10 184 Total Deposits - $39.8 B Total Loans - $37.0 B (CHART) (CHART) Commercial Real Estate $6.9 B 19% Retail & Business Banking$14.5 B 39% Treasury / Other - - B <1% CommercialBanking$7.4 B 20% Auto Finance &Dealer Services $6.1 B 16% PrivateFinancial Group$2.1 B 6% Commercial RealEstate $0.6 B 2% Treasury / Other$1.0 B 4% Retail & BusinessBanking$28.9 B 72% Commercial Banking$6.2 B 16% PrivateFinancial Group$3.0 B 8% Auto Finance &Dealer Services$0.1 B <1%

185 Business Segment Contribution

Safe Harbor Disclosures

Basis of Presentation Use of non-GAAP financial measuresThis presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure can be found in this presentation and/or in the most recent quarterly earnings press release and related Quarterly Financial Review supplement filed on Form 8-K. This information can be found on Huntington's website at huntington-ir.comAnnualized dataCertain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate.Pre-Tax, Pre-Provision IncomeOne non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of:provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress;investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile;amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and certain items identified by Management (see Significant Items slide) which Management believes may distort the company's underlying performance trends. 187

Basis of Presentation Significant ItemsFrom time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company - e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one- time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business - e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item.Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, and Forms 10-Q and 10 K)."Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2009 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 188

Basis of Presentation Fully-taxable equivalent interest income and net interest marginIncome from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.RoundingPlease note that columns of data in the following slides may not add due to rounding.Earnings per share equivalent dataSignificant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent.NM or nmPercent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically "not meaningful" for such trend analysis purposes. 189

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) credit quality performance could worsen due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) extended disruption of vital infrastructure; and (7) the nature, extent, and timing of governmental actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and future regulations which will be adopted by the relevant regulatory agencies to implement the Act's provisions.Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2009 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission.All forward-looking statements included in this presentation are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 190